Exhibit 10.33

CONFIDENTIAL

18 August 2022

Maint-Kleen Pte. Ltd.

25 Ubi Crescent

Singapore 408580

Attention:	Mr Hansel Loo
Director

Dear Sirs

RECEIVABLES PURCHASE FACILITY

We, The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”), refer to the facility letter dated 5 June 2020 (as the same may be revised, amended, supplemented and/or replaced from time to time by written agreement) (the “Facility Letter”) and the Receivables Purchase Recourse Terms and Conditions (the “Conditions”) annexed thereto (collectively the “Agreement”) in respect of the receivables purchase facility (the “Facility”) made available to Maint-Kleen Pte. Ltd. (the “Seller”), and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the “Supplemental Facility Letter”).

All capitalised terms used in this Supplemental Facility Letter shall have the same meanings as defined in the Agreement unless otherwise defined in this Supplemental Facility Letter.

1.	Revision to the Discount Charge Rate

For amounts denominated in SGD

3 per cent per annum over the three months Bank’s Cost of Funds, as conclusively determined by the Bank.

2.	Revision to the Approved Debtors

The Bank has agreed to the list of revised Debtors submitted by the Seller. Accordingly, the details of the Approved Debtors together with the Approved Currencies and Credit Funding Limits applicable to them are set below, and shall constitute the revised definition of “Approved Debtors”.

Issued by The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (UEN S16FC0010A).

The Hongkong and Shanghai Banking Corporation Limited is incorporated in the Hong Kong SAR with limited liability.

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Maint-Kleen Pte. Ltd.	Page 2 of 7
18 August 2022

	Approved	Approved	Basic of	Funding
Approved Debtor	Currency	Country	Notification	Limit
Ang Mo Kio Town Council	SGD	Singapore	Notified	450,000
Dbs Trustee Limited As Trustee Of Mapletree Woodlands Spectrum	SGD	Singapore	Non-Notified	120,000
Fairprice Group Hawker Centre Pte Ltd	SGD	Singapore	Non-Notified	60,000
Institute Of Technical Education	SGD	Singapore	Non-Notified	350,000
Lian Beng - Apricot (Sembawang) Pte Ltd	SGD	Singapore	Non-Notified	100,000
Mcst 1853 - Cititech Industrial Building	SGD	Singapore	Non-Notified	40,000
Mcst 2591 - Melrose Park	SGD	Singapore	Non-Notified	50,000
Mcst 2790 - Tropical Spring Condominium	SGD	Singapore	Non-Notified	40,000
Mustafa Centre	SGD	Singapore	Non-Notified	250,000
Ntuc Foodfare Co-Operative Ltd - Whampoa Market	SGD	Singapore	Non-Notified	0
Pan Pacific Serviced Suites Orchard, Singapore	SGD	Singapore	Non-Notified	20,000
Parkroyal On Kitchener	SGD	Singapore	Non-Notified	0
Pasir Ris-Punggol Town Council	SGD	Singapore	Non-Notified	200,000
Raffles Institution	SGD	Singapore	Non-Notified	270,000
Tanjong Pagar Town Council	SGD	Singapore	Non-Notified	450,000

Unless otherwise defined in this Supplemental Facility Letter, all words and expressions as defined in the Agreement shall have the same meanings when used or referred to herein.

Save as revised or supplemented herein, all other provisions of the Agreement shall continue to apply and to remain in full force and effect.

Without prejudice to the terms and conditions of the Agreement as supplemented by this Supplemental Facility Letter, the Facility is subject to review from time to time.

This Supplemental Facility Letter shall be governed by, and construed in accordance with the laws of Singapore.

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Maint-Kleen Pte. Ltd.	Page 3 of 7
18 August 2022

Please arrange for the enclosed duplicate of this Supplemental Facility Letter to be signed and returned approving the acceptance of the revised terms and conditions within 21 days from the date of this Supplemental Facility Letter.

Yours faithfully

/s/ Lionel Wee	/s/ David Sim
Lionel Wee	David Sim
Vice President	Senior Vice President and Team Head
Commercial Banking	Commercial Banking

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Maint-Kleen Pte. Ltd.	Page 4 of 7
18 August 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, Maint-Kleen Pte. Ltd., confirm our acceptance of the offer and all the revised terms and conditions contained in the Supplemental Facility Letter dated 18 August 2022.

EXECUTED and DELIVERED	)
as a Deed on 26th August 2022 (date))
for and on behalf of	)
Maint-Kleen Pte. Ltd.	)
by	)	/s/ LOO HANSEL (LU HANSEL)
	)	Director
	)	Name: LOO HANSEL (LU HANSEL)
)
)
	)	/s/ WONG CHEE KWOK
	)	Director/ ~~Secretary~~*
	)	Name: WONG CHEE KWOK
)

*	Delete as applicable.

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Maint-Kleen Pte. Ltd.	Page 5 of 7
18 August 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited (the “Bank”)

GUARANTOR’S CONFIRMATION

I confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 5 June 2020 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 18 August 2022 to Maint-Kleen Pte. Ltd. (the “Facility Letter”); and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Ho Kin Wai
For and on behalf of
Sapphire Universe Holdings Limited

Name: Ho Kin Wai
Designation: Director
Date: 26th August 2022

RESTRICTED

Maint-Kleen Pte. Ltd.	Page 6 of 7
18 August 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited (the “Bank”)

SECURITY PROVIDER’S CONFIRMATION

I confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 5 June 2020 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 18 August 2022 to Maint-Kleen Pte. Ltd. (the “Facility Letter”); and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Ho Kin Wai
Name: Mr Ho Kin Wai
Identification No.: HJ2086123
Date: 26th August 2022

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Maint-Kleen Pte. Ltd.	Page 7 of 7
18 August 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited (the “Bank”)

SECURITY PROVIDER’S CONFIRMATION

I confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 5 June 2020 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 18 August 2022 to Maint-Kleen Pte. Ltd. (the “Facility Letter”); and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Vernon Kwek
Name: Mr Vernon Kwek
Identification No.: S7145417G
Date: 26th August 2022

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